UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2016

NOBLE ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-07964	73-0785597
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1001 Noble Energy Way, Houston, Texas		77070
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (281) 872-3100
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On November 16, 2016, Noble Energy, Inc. (the “Company”) will host a webcast event with analysts and investors to discuss the Company’s current operations, future plans and operational outlook. The Company issued a press release announcing highlights of the event which is furnished as Exhibit 99.1 to this current report and is incorporated herein by reference. A copy of the presentation materials made available during the webcast event is furnished as Exhibit 99.2 to this current report on Form 8-K, is incorporated herein by reference, and has been posted on the Company’s website at www.nobleenergyinc.com.
In accordance with General Instruction B.2. of Form 8-K, the information set forth herein, including Exhibits 99.1 and 99.2, is deemed to be "furnished" and shall not be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information and exhibits be incorporated by reference into any filing under the Securities Exchange Act of 1933, as amended, or the Exchange Act.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is furnished as part of this Current Report on Form 8-K:

99.1	Press Release dated November 16, 2016 announcing highlights of 2016 Investor Conference.
99.2	Noble Energy, Inc. 2016 Investor Conference slide presentation dated November 16, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.

Date:	November 16, 2016	By:	/s/ Kenneth M. Fisher
Kenneth M. Fisher
Executive Vice President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated November 16, 2016 announcing highlights of 2016 Investor Conference.
99.2	Noble Energy, Inc. 2016 Investor Conference slide presentation dated November 16, 2016.